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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2000


                          COMMISSION FILE NUMBER 0-4281
                           ALLIANCE GAMING CORPORATION
             (Exact name of registrant as specified in its charter)


                     NEVADA                            88-0104066
        (State or other jurisdiction of             (I.R.S. Employer
         incorporation or organization)            Identification No.)

              6601 S. BERMUDA RD.
               LAS VEGAS, NEVADA                         89119
   (Address of principal executive offices)            (Zip Code)



      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (702) 270-7600


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   (a) (1) Effective June 1, 2000, Alliance Gaming Corporation (the "Company") dismissed KPMG LLP ("KPMG"). The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company.

           The reports of KPMG on the Company's consolidated balance sheets as of June 30, 1999 and 1998, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended June 30, 1999, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

           During the two most recent fiscal years and the interim periods subsequent to June 30, 1999 through June 1, 2000, there were no disagreements between the Company and KPMG as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods within the meaning of
           Item 304 (a)(1)(iv) of Regulation S-K. During the two most recent fiscal years and the interim periods subsequent to June 30, 1999 through June 1, 2000, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K). KPMG has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

   (a) (2) The Company as of June 1, 2000 has engaged the firm of Arthur Andersen LLP as independent accountants for the Company's fiscal year ending June 30, 2000 to replace KPMG. The Company's Board of Directors approved the selection of Arthur Andersen LLP as independent accountants upon the recommendation of the Company's Audit Committee. The Company has not consulted Arthur Andersen LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304
           (a)(1) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           (16) Letter regarding change in certifying accountants.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.



     ALLIANCE GAMING CORPORATION
         (Registrant)





     By     /s/ Robert Miodunski
            -------------------------------------
            President and Chief Operating Officer
            (Principal Executive Officer)

            Date: June 5, 2000



     By     /s/ Robert L. Saxton
            -------------------------------------
            Sr. Vice President, Chief Financial
            Officer and Treasurer (Principal
            Financial  and Accounting Officer)

            Date: June 5, 2000